UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2010

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

220 South Ridgewood Avenue, Daytona Beach, Florida 32114

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:    (386) 252-9601

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2010, the Board of Directors (the "Board") of Brown & Brown, Inc. (the "Company") elected Timothy R.M. Main to serve as a director of the Company, effective immediately, until the Company's 2011 annual shareholders' meeting.  There are no arrangements or understandings between Mr. Main and any other person pursuant to which Mr. Main was elected as a director.  There are no transactions in which Mr. Main has an interest requiring disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

                As with all of the Company's non-employee directors, Mr. Main will receive the following compensation: (i) $17,500 for each regular quarterly Board meeting attended in person ($1,500 for each Board meeting attended by telephone, rather than in person); (ii) $2,000 for attendance at the annual Board "retreat;" and (iii) an annual grant of $32,000 worth of shares of the Company's common stock.  Directors also are reimbursed for reasonable out-of-pocket expenses incurred in connection with Board meetings.

Item 7.01	Regulation FD Disclosure.

On October 20, 2010, the Company issued a press release announcing the election of Mr. Main to the Board, as well as certain other information.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01	Financial Statements and Exhibits.

                 Exhibits.

The following is furnished herewith:

Exhibit No.                           Description

99.1                                        Press Release dated October 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Brown & Brown, Inc.

(Registrant)

Date:     October 25,   2010                                                  By:  /s/ Laurel L. Grammig

                                                                                                      Laurel L. Grammig

      Vice President and Secretary
EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 20, 2010.